UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant   ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐      Preliminary Proxy Statement
☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐      Definitive Proxy Statement
☑      Definitive Additional Materials
☐      Soliciting Material Pursuant to Rule 14a-12
BIOLASE TECHNOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

. MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) 000000000.000000 ext 000000000.000000 ext ADD 1 Electronic Voting Instructions ADD 2 ADD 3 You can vote by Internet or telephone! ADD 4 Available 24 hours a day, 7 days a week! ADD 5 Instead of mailing your proxy, you may choose one of the two voting ADD 6 methods outlined below to vote your proxy. MMMMMMMMM VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 5, 2010. Vote by Internet • Log on to the Internet and go to www.investorvote.com/BLTI • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. Using a black ink pen, mark your votes with an X as shown in X • Follow the instructions provided by the recorded message. this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 1234 5678 9012 345 3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 A Proposals — Our Board of Directors recommends a vote FOR the directors listed below and a vote FOR the listed proposal. 1. To elect six directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal. For Against Abstain For Against Abstain For Against Abstain + 01 — Robert M. Anderton, DDS 02 — George V. d’Arbeloff 03 — James R. Largent 04 — Federico Pignatelli 05 — David M. Mulder 06 - Gregory D. Waller For Against Abstain 2. To ratify the appointment of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE DIRECTORS LISTED ABOVE AND FOR THE PROPOSAL LISTED ABOVE. B Non-Voting Items Change of Address — Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please date this proxy card and sign above exactly as your name appears on this card. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustees, etc., should give their full titles. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMM1 U P X 0 2 4 9 9 6 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 0168ZA_Biolase_Technology_Common03-25-10.pdf 0168ZA

3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 Proxy — BIOLASE TECHNOLOGY, INC. Annual Meeting of Stockholders May 5, 2010 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement/Annual Report on Form 10-K are available on the Investors Section of the Biolase website at www.biolase.com. This Proxy is Solicited on Behalf of the Board of Directors of BIOLASE Technology, Inc. The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on May 5, 2010 and the Proxy Statement, and appoints David M. Mulder and Federico Pignatelli, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of BIOLASE Technology, Inc. (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2010 Annual Meeting of Stockholders of the Company to be held at the Company’s corporate headquarters located at 4 Cromwell, Irvine, CA, 92618, on May 5, 2010, at 9:00 a.m. local time (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on this proxy card. By executing this Proxy, the undersigned hereby grants the named proxy holders discretionary authority to act upon all other matters incident to the conduct of the meeting or as may properly come before the meeting, or any adjournment thereof. The undersigned hereby ratifies and confirms all that the attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement accompanying such notice. CONTINUED AND TO BE SIGNED ON REVERSE SIDE